William Blair 43rd Annual Growth Stock Conference June 8, 2023 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts included in this presentation, including statements concerning Duluth Holdings Inc.'s (dba Duluth Trading Company) (“Duluth Trading” or the “Company”) plans, objectives, goals, beliefs, business strategies, future events, business conditions, its results of operations, financial position and its business outlook, business trends and certain other information herein are forward-looking statements, including its ability to execute on its growth strategies. You can identify forward-looking statements by the use of words such as “may,” ”might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” “intend,” “future,” “budget,” “goals,” “potential,” “continue,” “design,” “objective,” “would” and other similar expressions. The forward-looking statements are not historical facts, and are based upon Duluth Trading's current expectations, beliefs, estimates, and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond Duluth Trading's control. Duluth Trading's expectations, beliefs and projections are expressed in good faith, and Duluth Trading believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates, and projections will be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including, among others, the risks, uncertainties, and factors set forth under Part 1, Item 1A “Risk Factors” in Duluth Trading’s Annual Report on Form 10-K filed with the SEC on March 17, 2023, and other factors as may be periodically described in Duluth Trading’s subsequent filings with the SEC. Forward-looking statements speak only as of the date the statements are made. Duluth Trading assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Non-GAAP Measurements Management believes that non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Within this presentation, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and Free Cash Flow. See Appendix Table “Adjusted EBITDA,” for a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA and “Free Cash Flow” for a reconciliation of Net cash provided by operating activities to Free Cash Flow. Adjusted EBITDA is a metric used by management and frequently used by the financial community, which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA excludes certain items, such as stock-based compensation. Management believes Free Cash Flow is a useful measure of performance as an indication of an organization’s financial strength and provides additional perspective on the ability to efficiently use capital in executing growth strategies. Free Cash Flow is used to facilitate a comparison of operating performance on a consistent basis from period-to-period and the ability to generate cash. Free Cash Flow is defined as net cash provided by operating activities less purchase of property and equipment and capital contributions towards build-to-suit stores. The Company provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While the Company’s management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Company’s GAAP financial results and should be read in conjunction with those GAAP results.

OUR GREATER PURPOSE “Celebrating the can-do spirit by enabling anyone who takes on life with their own two hands.” “We build high-quality, solution-based products for work, play and every day. We craft our raw materials – unique brands, durable products, standout customer service, and a No Bull Guarantee – into industry-leading consumer experiences. Job done right means we never forget that there’s gotta be a better way.” OUR MISSION STATEMENT

INVESTMENT HIGHLIGHTS GROWING LIFESTYLE PLATFORM OF SUB-BRANDS WITH A WELL- ESTABLISHED DIGITALLY-LED OMNICHANNEL BUSINESS MULTIPLE REVENUE GROWTH OPPORTUNITIES LED THROUGH FIVE STRATEGIC PILLARS AS OUTLINED IN THE “BIG DAM BLUEPRINT” STRATEGIC INVESTMENTS SUPPORT LONG-TERM EBITDA MARGIN EXPANSION STRONG BALANCE SHEET & CASH FLOW FROM OPERATIONS FUNDING CAPITAL EXPENDITURE INFRASTRUCTURE & GROWTH INITIATIVES POTENTIAL FOR NEW SUB-BRAND DEVELOPMENT OR ACQUISITION

WHAT WE STAND FOR INNOVATION PERFORMANCE UNIQUE, FIRST-TO-MARKET FABRICATIONS & FEATURES UP YOUR GAME ON THE JOB SITE, TRAIL, OR IN THE GARDEN PROBLEM-SOLUTION SOLVING FOR PROBLEMS YOU DIDN’T EVEN KNOW YOU HAD DURABILITY BUILT TO TAKE A BEATING DAY AFTER DAY, WASH AFTER WASH UNDERPINNED BY STRONG PRICE-VALUE PROPOSITION

UNIQUE BRAND POSITIONING OUTDOOR REC BRAND FOR THOSE WHO LIVE TO BE OUTSIDE AND INVEST IN OUTDOOR EXPERIENCES WORKWEAR BRAND FOR THE FINE TUNERS, FIXERS, & TINKERERS WHO ENJOY THE LIFESTYLE OF WORK “LIVE LIFE LESS SOFT”

LEAD WITH A DIGITAL-FIRST MINDSET INTENSIFY EFFORTS TO OPTIMIZE OWNED DTC CHANNELS EVOLVE OUR MULTI-BRAND PLATFORM AS A NEW PATHWAY TO GROW THE BUSINESS INCREASE OR ACCELERATE INVESTMENTS TO FUTURE PROOF THE BUSINESS 1 TEST & LEARN TO UNLOCK LONG-TERM GROWTH POTENTIAL 5 4 2 3 BIG DAM BLUEPRINT

CURRENT CUSTOMER PROFILE AVERAGE HOUSEHOLD INCOME = $117K AVERAGE AGE = 55 YEARS OLD MALE BUYERS ~ 50% FEMALE BUYERS ~ 50% ON AVERAGE CUSTOMERS SHOP TWO TIMES PER YEAR AVERAGE SPEND PER VISIT OF $101

TARGET CUSTOMER CUSTOMER ATTRIBUTES 40 TO 50 YEAR-OLD MEN AND WOMEN, WHO ARE PREDOMINANTLY DIGITAL FIRST CAN-DO ATTITUDE IN WORK, PLAY AND LIFE LEAVES TIME TO ENJOY THE SIMPLE THINGS, FAMILY, AND OUTDOORS PRACTICAL & SELF-SUFFICIENT APPRECIATES CRAFTSMANSHIP & WELL-MADE GOODS HOMEOWNERS WITH A RURAL OR SUBURBAN LIFESTYLE 40-50 yr. old digitally native, can-do target customer

MEDIA CONSUMPTION (40 TO 50 YEAR-OLD) HEAVY ONLINE RESEARCH HEAVY SOCIAL MEDIA USAGE HEAVY STREAMING AUDIO, PODCAST AND VIDEO CONSUMPTION 6-8 HOURS PER DAY < 1 HOUR PER DAY SOCIAL MEDIA, STREAMING TV & VIDEO, STREAMING AUDIO & PODCASTS STREAM SUBSCRIPTION SERVICES MULTIPLE STREAMING PLATFORMS AND DEVICES SOURCE: CITY RESEARCH SURVEY

UNPARALLED MARKETING APPROACH HUMOROUS DISTINCTIVE AUTHENTIC

HOLISTIC ENGAGEMENT STRATEGY PERSONALIZED PRODUCT RECOMMENDATIONS EMAIL & TEXT MESSAGING AFFILIATE PARTNERS RETARGETING CABLE TV & STREAMING ONLINE VIDEO STREAMING AUDIO SOCIAL INFLUENCERS PAID SEARCH & SOCIAL TARGETED DISPLAY BANNERS PRODUCT INFORMATION PRODUCT RATINGS & REVIEWS

NET SALES MIX BY CHANNEL DIRECT-TO-CONSUMER SALES = 63% MOBILE DEVICE TRAFFIC = 67% OF TOTAL DIRECT TRAFFIC MOBILE DEVICE SALES = 51% OF TOTAL DIRECT SALES RETAIL STORE SALES = 37%

NATIONWIDE RETAIL STORE PRESENCE OUTLET STORE FULL LINE STORE HIGHLY ATTRACTIVE UNIT ECONOMICS AVERAGE 4-WALL EBITDA MARGIN IN THE MID 20’S PERCENT AVERAGE PAYBACK < 2 YEARS 65 RETAIL STORES AS OF 2022 YEAR-END

NET SALES MIX BY BRAND & DIVISION DULUTH ~90% AKHG + BEST MADE ~10% MEN’S ~65% WOMEN’S ~30% HARDGOODS ~5% BY BRAND BY DIVISION

NET SALES ADJUSTED EBITDA 1 2016 - 2019 2020 - 2022 2023 2016 - 2019 2020 - 2022 2023 1 ADJUSTED TO REFLECT THE ADD-BACK OF STOCK COMPENSATION EXPENSE.

$653.3M $45M OF CASH AT YEAR-END WITH $200M EXPANDED LINE OF CREDIT SUCCESSFUL RE-PLATFORM OF DESKTOP & MOBILE SITES NEW, FULLY AUTOMATED FULFILLMENT CENTER COMING IN Q3 2023 FISCAL 2022 HIGHLIGHTS NET SALES +12% AKHG SALES GROWTH $43.5M ADJUSTED EBITDA

THREE MONTHS ENDED APRIL 30, 2023 ($ IN MILLIONS) NET SALES ($ IN MILLIONS) GROSS PROFIT ($ IN MILLIONS) ADJUSTED EBITDA 1 ($ IN MILLIONS) NET LOSS 2 RETAIL 6.4% 4.3% MARGIN 1 ADJUSTED TO REFLECT THE ADD-BACK OF STOCK COMPENSATION EXPENSE. 2 EXCLUDES NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTEREST. (1.1)% (3.1)% MARGIN 54.6% 53.0% MARGIN DIRECT 0.7% (2.1)% (33.1)%

$645M – $660M FISCAL 2023 FINANCIAL GUIDANCE NET SALES $47M – $49M ADJUSTED EBITDA (1.3%) +1.0% +8.0% +12.6% $0.02 – $0.08 EPS ~$55M CAPEX

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